                                 LEASE AGREEMENT
                                 ---------------



  THIS AGREEMENT, made the 3rd day of June one thousand nine hundred and ninety-eight (1998), by and between AMBASSADOR II JOINT VENTURE (hereinafter called the "Landlord") and ION LASER TECHNOLOGY, INC., a Utah corporation, licensed to do business in Pennsylvania, (hereinafter called the "Tenant").

  1.  Demised Premises.  Landlord does hereby demise and let unto Tenant all
      ----------------
that certain area known as Bay 204, consisting of approximately 4,666 square feet, in the Ambassador Two Building ("Building"), in the Airport Business Center ("Park") in the Township of Tinicum, in the County of Delaware, Commonwealth of Pennsylvania, ("Demised Premises") as depicted on Exhibit "A", which is attached hereto and incorporated herein by reference, to be used and occupied as office and warehouse space and for no other purpose.

  2.  Term.  This Lease shall be for a term of five (5) years (hereinafter
      ----
called "Demised Term") beginning the 1st day of July one thousand nine hundred and ninety-eight (1998), and ending the 30th day of June two thousand and three
(2003).

  3.  Basic Rent.  Commencing July 1, 1998 and ending June 30, 1999, Tenant
      ----------
agrees to pay a net Basic Rent ("Basic Rent") in the sum of Thirty-Seven Thousand Three Hundred Twenty-Eight and 00/100 Dollars ($37,328.00) per annum lawful money of the United States of America, payable in advance during the Demised Term of this Lease, or any renewal hereof, in sums of Three Thousand One Hundred Ten and 66/100 Dollars ($3,110.66) on the first day of each month, rent to begin from the 1st day of July, 1998, the first installment to be paid at the time of signing this lease. Rent due and payable without demand or offset, at the office of Landlord (Attention: Accounting Department).

  Commencing July 1, 1999 and ending June 30, 2000, Tenant agrees to pay a net Basic Rent ("Basic Rent") in the sum of Thirty-Eight Thousand Four Hundred Ninety-Four and 50/100 Dollars ($38,494.50) per annum lawful money of the United States of America, payable in advance during the Demised Term of this Lease, or any renewal hereof, in sums of Three Thousand Two Hundred Seven and 88/100 Dollars ($3,207.88) on the first day of each month, rent to begin from the 1st day of July, 1999.

  Commencing July 1, 2000 and ending June 30, 2001, Tenant agrees to pay a net Basic Rent ("Basic Rent") in the sum of Thirty-Nine Thousand Six Hundred Sixty-One and 00/100 Dollars ($39,661.00) per annum lawful money of the United States of America, payable in advance during the Demised Term of this Lease, or any renewal hereof, in sums of Three Thousand Three Hundred Five and 08/100 Dollars ($3,305.08) on the first day of each month, rent to begin from the 1st day of July, 2000.

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

  Commencing July 1, 2001 and ending June 30, 2002, Tenant agrees to pay a net Basic Rent ("Basic Rent") in the sum of Forty Thousand Eight Hundred Twenty Seven and 50/100 Dollars ($40,827.50) per annum lawful money of the United States of America, payable in advance during the Demised Term of this Lease, or any renewal hereof, in sums of Three Thousand Four Hundred Two and 29/100 Dollars ($3,402.29) on the first day of each month, rent to begin from the 1st day of July, 2001.

  Commencing July 1, 2002 and ending June 30, 2003, Tenant agrees to pay a net Basic Rent ("Basic Rent") in the sum of Forty-One Thousand Nine Hundred Ninety-Four and 00/100 Dollars ($41,994.00) per annum lawful money of the United States of America, payable in advance during the Demised Term of this Lease, or any renewal hereof, in sums of Three Thousand Four Hundred Ninety-Nine and 50/100 Dollars ($3,499.50) on the first day of each month, rent to begin from the 1st day of July, 2002.

  4.  Net Lease.  It is the intent of the parties hereto that this is a net
      ---------
lease, and that all costs of ownership, maintenance and use of the Demised Premises, shall be paid by Tenant in addition to the payments of Basic Rent specified above, provided however, Landlord shall be responsible for property management expenses, if any, structural repairs to the exterior foundation, roofs, the plumbing in common areas and/or outside of the Building, and exterior walls (but excluding the exterior of, and the frames surrounding all windows, doors, plate glass, store fronts and signs). Said repairs by Landlord will be made within a reasonable time after notice from Tenant.

  5.  Improvement of Demised Premises.
      -------------------------------

  a.  "As-Is".  Tenant is leasing the Demised Premises on as "As-Is" basis,
      -------
except for the improvements provided by Landlord as noted on the attached Scope of Work (Exhibit "B") dated May 27, 1998. Tenant represents that it has inspected the Demised Premises and is satisfied with its present condition. Tenant agrees that it will be responsible to pay all costs for repair and maintenance of the Demised Premises from the date of execution of this Lease, including maintenance and repair of the interior plumbing, electricity, hot water and HVAC systems in the Demised Premises.

  b.  Landlord's Work.  Utilizing a general contractor selected by Landlord,
      ---------------
Landlord shall complete and prepare the Demised Premises for Tenant's initial occupancy in a good and workmanlike manner in accordance with Tenant's Improvement Plan which has been initialed by both Landlord and Tenant.

  c.  Materials Used.  Landlord shall use materials as outlined on the attached
      --------------
Tenant Scope of Work (Exhibit "B"). Landlord reserves the right, however: (1) to make substitutions of material of equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (2) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any change shall first be obtained (which approval shall not be unreasonably withheld) so long as there shall be general conformity with Tenant's Improvement Plans and Tenant's intended use of the Demised Premises and which approval must be given or denied (with reasons stated in the case of denial) within forty-eight (48) hours after request or approval shall be conclusively deemed to have been given.

  6.  Inability to Give Possession.  If the Landlord shall be unable to give
      ----------------------------
possession of the Demised Premises on the date of the commencement of the Demised Term by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Landlord, or because the Demised Premises is located in a building being constructed and which has not been sufficiently completed to make the property ready for occupancy, or because a certificate of occupancy has not been procured, or for any other reason, the Landlord shall not be subject to any liability for such inability to give possession; under such circumstances the payment of rent shall not commence until possession of the Demised Premises is given to or the Demised Premises is available for occupancy by the Tenant. The failure to give possession on the date of commencement of the Demised Term shall not affect the validity of this Lease or the obligations of the Tenant hereunder, or extend the Demised Term, provided, however, in the event Landlord is unable to give possession on or before August 15, 1998, then Tenant shall have the option of declaring the Lease terminated by giving Landlord written notification thereof by registered mail on or before August 30, 1998.

  7.  Additional Rent.
      ---------------

  (a)  Breach.  Tenant agrees to pay as rent in addition to the Basic Rent any
       ------
and all sums which may become due by reason of the failure of Tenant to comply with all of the covenants of this Lease and any and all damages, costs and expenses, including attorney's fees, which the Landlord may suffer or incur by reason of such default, and also any and all damages to the Demised Premises caused by any act or neglect of the Tenant.

  (b)  Taxes, Assessments, Etc.  Tenant will duly promptly pay as additional
       ------------------------
rent to Landlord, as the same shall become due and payable and before they become delinquent, all taxes, rates, assessments and other governmental charges, and charges of every kind and nature whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the term of the Lease be levied, assessed or imposed, or become due and payable or become liens upon, or arise in connection with the use, occupancy or possession of, or any interest in, the Demised Premises, or upon the rents, issues, income and profits therefrom so as to prevent the same from becoming or being an enforceable lien or claim against the property or the interest of Landlord ("Expenses"). Landlord shall apply such payment by Tenant to the payment of such Expenses, but in no event shall Landlord be required to pay such Expenses early or during discount periods. Such Expenses shall include all real estate taxes, assessments, water and sewer charges which may become liens upon the Demised Premises or any part thereof. If Landlord requests Tenant to pay such Expenses other than to Landlord, Tenant will furnish or cause to be furnished to Landlord not less than fifteen (15) days prior to the date on which payment of the same would become delinquent, or subject to penalty or interest, receipts or other evidence satisfactory to Landlord of the payment of all such Expenses. If Landlord requests in writing, Tenant shall pay to Landlord, or as Landlord may direct, such Expenses in advance in installments as estimated and determined by Landlord, and deposited with Landlord, or as directed by Landlord, for payment of all such Expenses when the same may become due and payable. Notwithstanding the foregoing, Tenant shall not be responsible for gross receipts or other income taxes incurred by Landlord on the rents received hereunder unless it is imposed in lieu of another charge for which Tenant is responsible hereunder.

  If the Tenant deems excessive or illegal any such Expenses, with the written consent of the Landlord, the Tenant may make payment under protest. Any contest, whether before or after payment, may be made in the name of the Landlord or the Tenant or both, with the written consent of the Landlord. If requested by Tenant, Landlord may, but shall not be required to participate in any such contest, but the Tenant shall be entitled to any refund of any such Expenses, and any penalty or interest thereon which may have been paid by the Tenant, but all costs in connection with such contest shall be borne by the Tenant.

  In case of failure of the Tenant to make any of the payments to be made by Tenant for such Expenses, the Landlord may, but shall not be required to, pay the amount of same, with penalty and interest thereon, if any. The amount so paid by the Landlord, with interest thereon from the date of payment thereof by the Landlord, shall be added to and become a part of the next installment of rent.

  If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed or imposed (1) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom or (2) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the premises and imposed upon the Landlord, or (3) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies or impositions and charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by the Tenant pursuant hereto to the extent that such taxes, assessments, levies, impositions and charges would be payable if the premises were the only property of the Landlord subject thereto, and the Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments.

  (c)  Insurance.  Landlord shall keep all buildings and improvements now or
       ---------
hereafter erected upon the Demised Premises, insured for the benefit of Landlord against loss by fire and other casualties and hazards usually covered by extended coverage insurance in an amount not less than the replacement value of the Demised Premises (excluding foundations and other parts below the surface of the lowest floor), as determined not more than once annually by an appraiser or rating bureau satisfactory to Landlord. Tenant agrees that it will, throughout the Demised Term, pay and discharge as additional rent, the cost incurred by Landlord in insuring the Demised Premises as above stated. Insurance premiums at the beginning and end of the term shall be apportioned. It is expressly understood and agreed that if for any reason attributable to Tenant it shall be impossible to obtain Fire insurance on the building and improvements on the Demised Premises in an amount and in the form and with fire insurance companies acceptable to the Landlord, the Landlord may, if the Landlord elects, (a) terminate this Lease and the term thereof on giving to the Tenant fifteen (15) days' notice in writing of Landlord's intention so to do and upon the giving of such notice this lease and the terms thereof, shall terminate and come to an end; (b) compute the additional costs for such insurance over and above the standard cost as if the condition attributable to Tenant did not exist and Tenant shall be obligated to pay all of such additional cost.

  (1) Tenant shall also provide at its sole cost and expense, any insurance on improvements made to or inside the Demised Premises by Tenant. Such policy shall name as insured Landlord and Tenant, as their interests may appear and shall name Landlord's first mortgagee, if any, as mortgagee. A copy of such policy shall be furnished to Landlord and Landlord's first mortgagee.

  (2) Tenant at its own cost and expense will provide and keep in force during the Demised Term of this Lease commercial general liability insurance covering at least the hazards of "premises-operations", "elevators" (if applicable) and "independent contractors", in which Landlord shall be included as a named insured, in such other limits of liability as may be required by Landlord from time to time, but not less than One Million Dollars ($1,000,000.00) combined single limit, with a deductible not to exceed Five Thousand Dollars ($5,000.00). Such insurance shall cover not only the Demised Premises but shall also include all elevators, hoists, hallways, entranceways, stairs or any other common areas (exterior or interior), streets, driveways, alleys, lawns, parking and loading areas, sidewalks and curbs adjacent thereto.

  (3) All such policies shall contain provision for notice to the said Landlord not less than ten (10) days in advance of any cancellation or material change of such policy. In case of failure of the Tenant to make premium payments when due, the Landlord may pay the amount of any such premiums, which amount with interest thereon from the date of payment by Landlord shall be added to and become part of the next installment of rent.

  (4) Copies of renewal policies or certificates for any insurance required under this Paragraph shall be deposited by Tenant with Landlord at least ten
(10) days prior to the expiration of existing policies, and upon failure so to do Landlord may immediately purchase, for the account of Tenant, the necessary insurance from any reputable insurance company without notice to Tenant, and Tenant shall reimburse Landlord for cost thereof within ten (10) days after demand.

  (5) All insurance required hereunder shall be issued by companies licensed to do business in Pennsylvania and acceptable to Landlord. Tenant shall have the right to carry the insurance provided for in this Paragraph, or any portions of such insurance under a blanket or comprehensive all-risks policy.

  (6)  Personal Property Insurance.  Tenant shall maintain, at its expense,
       ----------------------------
insurance on all of its personal property, including removable trade fixtures, located in the Demised Premises.

  (d)  Utilities.  Tenant further agrees to pay as additional rent all charges
       ---------
for water, sewer, gas, oil, electricity, light, heat, power, telephone or other utility used by Tenant at the Demised Premises during the Demised Term. Where necessary in the opinion of the Landlord, water meters may be installed by Landlord at the expense of Tenant. All charges for installation or repairs to the said water meter or meters on the Demised Premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident, or other causes, shall be payable by Tenant as additional rent and shall be paid immediately when the same become due.

  (e)  Miscellaneous.  Tenant agrees to pay as additional rent its pro-rata
       -------------
share of all charges for street repairs, signage repairs, sewer and water line repair, exterior janitorial service, snow removal, grounds maintenance and landscaping, parking lot maintenance, fences and site lighting.

  8.  Time, Place and Withholding of Payment.  Unless provided otherwise herein,
      --------------------------------------
all Basic Rent and additional rent shall be payable in advance without prior notice or demand and without any set off or deduction whatsoever at the office of Landlord (or at such other place as Landlord may from time to time designate by notice in writing) and at such times provided for the payment of the Basic Rent. Under no circumstances will Tenant be permitted to withhold rent for any reason. All payments of rent by Tenant may be applied to Basic Rent, Additional Rent, interest or penalties, if any, as Landlord deems appropriate.

  9.  Affirmative Covenants of Tenant.  Tenant covenants and agrees that it will
      -------------------------------
without demand:

  (a)  Interference and Waste.  Conduct its business in such a manner as not to
       ----------------------
interfere with or be a nuisance to the conduct of the Landlord's business or that of any of Landlord's other tenants, and shall not allow any noxious odors or vapors to be emitted from the Demised Premises. Landlord agrees that it will conduct its business so as not to interfere with that of the Tenant. Use of explosives, flammables and/or corrosive agents and other like materials is not approved unless authorized by Landlord in advance. Any cleaning agent apparatus will be installed and vented to the outside at Tenant's cost and only if installation is approved in writing in advance by Landlord. Tenant shall not engage in activities that waste the premises.

  (b)  Maintenance and Repair.  Keep the Demised Premises and improvements
       ----------------------
erected thereon in good condition and repair, including all plumbing, heating, electrical and air conditioning systems and any loading facilities including loading doors and dock bumpers. Tenant at its own expense shall enter into a maintenance contract ("Maintenance Contract") with a heating and air conditioning repair service acceptable to Landlord for the Demised Term and shall provide Landlord with a copy of same. The specifications for the Maintenance Contract are attached hereto as Exhibit "C". The Tenant shall permit the Landlord or Landlord's duly authorized agents to enter upon the Demised Premises and the buildings and improvements thereon erected at any reasonable time, and from time to time, for the purpose of inspecting and appraising the same. The Tenant shall comply with all orders, regulations, rules and requirements of every kind and nature relating to the Demised Premises, now or hereafter in effect, of the Federal, State, Municipal or other governmental authorities having power to enact, adopt, impose or require the same, whether they be usual or unusual, ordinary or extraordinary, and whether they or any of them relate to structural changes or requirements of whatever nature, or to changes or requirements incident thereto, or as the result of the use or occupation thereof by Tenant, and the Tenant shall pay all costs and expenses incidental to such compliance, and shall indemnify and save harmless the Landlord from all expense, and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Demised Premises or against the Landlord as owner thereof, because of the failure of the Tenant to comply with this covenant. Tenant further agrees to keep the Demised Premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., which are broken; and keep all waste and drain pipes open.

  In the event of the failure of Tenant promptly to perform the covenants of Paragraph 9(b) hereof, Landlord may go upon the Demised Premises and perform such covenants, the cost thereof, at the sole option of Landlord, to be charged to Tenant as additional and delinquent rent.

  (c)  Compliance.  Comply with any requirements of any of the constituted
       ----------
public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or its use of the Demised Premises and save Landlord harmless from penalties, fines, costs or damages resulting from failure so to do.

  (d)  Fire.  Use every reasonable precaution against fire.
       ----

  (e)  Rules and Regulations.  Comply with reasonable rules and regulations of
       ---------------------
Landlord promulgated as hereinafter provided (See attached Exhibit "D").

  (f)  Surrender of Demised Premises.  Peacefully deliver up and surrender
       -----------------------------
possession of the Demised Premises to Landlord at or prior to the expiration or earlier termination of this Lease or any renewal thereof in the same good order and broom clean condition in which Tenant has herein agreed to keep the same during the continuance of this Lease. Tenant will at or prior to the expiration or earlier termination of this Lease or any renewal thereof remove all of his property from the Demised Premises so that Landlord may again have and repossess the same not later than noon on the day on which this Lease or the renewal thereof shall terminate, and will immediately thereafter deliver to Landlord at its office all keys for the Demised Premises.

  (g)  Notice of Casualty.  Give to Landlord prompt written notice of any
       ------------------
accident, fire, or damage occurring on or to the Demised Premises.

  (h)  Agency for Leasing.  Not vacate or desert the Demised Premises during the
       --------------------
Demised Term, or any renewal term, nor permit same to be empty and unoccupied without permission of Landlord. If, with the permission in writing of Landlord, Tenant shall vacate or decide at any time during the Demised Term to vacate the herein Demised Premises prior to the expiration of this Lease, or any renewal hereof, Tenant will not cause or allow any other agent to represent Tenant in any subletting or reletting of the Demised Premises other than an agent approved by the Landlord, and that should Tenant do so, or attempt to do so, the Landlord, may remove any signs that may be placed on or about the Demised Premises by such other agent without any liability to Landlord or to said agent, the Tenant assuming all responsibility for such action.

  (i)  M.S.D.S.  Supply Landlord with copies of the Material Safety Data Sheets
       --------
("MSDS") as defined in the Worker and Community Right to Know Act, 35 P.S.
Section 7301 et. seq. ("Right to Know Act"), for all substances used in the Demised Premises, within ten (10) days of first receipt of the material in the Demised Premises. Further, Tenant shall comply with all of the provisions of the Right to Know Act, including, but not limited to, retaining copies of the MSDS in the Demised Premises for inspection during regular business hours.

  10. Negative Covenants of Tenant.  Tenant covenants and agrees that he will do
      ----------------------------
none of the following things without the consent in writing of Landlord first had and obtained:

(a)  Use.  Occupy the Demised Premises in any other manner or for any other
     ---
purpose than as above set forth.

  (b)  Assignment, Etc.   Assign this Lease or hypothecate or mortgage the same
       ---------------
or sublet the Demised Premises or any part thereof. Any assignment, transfer, hypothecation, mortgaging or subletting without the written consent of the Landlord shall be void. The following shall be considered a violation of this covenant:

  (1) filing of a petition by or against the Tenant under Chapter 7, 11 or 13 of Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, or the filing of any petition by or against (and if against not dismissed within thirty (30) days) the Tenant under any future bankruptcy act or state law for the same or similar relief;

  (2) the dissolution or the commencement of any action or proceeding for the dissolution or liquidation of the Tenant, in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed within thirty (30) days) the Tenant or for the appointment of a permanent receiver or a permanent trustee of all or substantially all the property of the Tenant;

  (3) the taking possession of the property of the Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization, or liquidation of the Tenant;or

  (4) the making by the Tenant of any assignment for the benefit of creditors.

  (c) Place or allow to be placed any stand, booth, or show case upon the doorsteps, vestibules or outside walls, pavements of said Demised Premises, or place, erect or cause to be placed or erected any projection or device on or in part of the Demised Premises. Tenant shall remove any projection or device placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Landlord in case of the breach of any conditions or covenants of this Lease) Landlord shall have the privilege of removing said stand, booth, show case, projection or device, and restoring said walls, etc., to their former condition, and Tenant, at Landlord's option, shall be liable to Landlord as additional rent for any and all expenses so incurred by Landlord.

  (d)  Alterations and Improvements.  Make any structural alterations,
       ----------------------------
improvements, or
additions to the Demised Premises. All alterations, additions and improvements (except trade fixtures, furniture and equipment other than building equipment but including electrical installations, plumbing installations, heating units, cooling and/or refrigeration units, fire and burglar alarms and associated detection devices and related wiring, communication equipment and lighting fixtures) which may be made or installed by Tenant upon the Demised Premises shall upon the making or installation thereof be and become a part of the Demised Premises and shall remain upon and be surrendered with the Demised Premises as a part thereof at the termination of this Lease, unless Landlord shall, prior to the termination of this Lease, have given written notice to Tenant to remove the same, in which event Tenant will remove such alterations, improvements, and additions and restore the Demised Premises to the same good order and condition in which they now are. Should Tenant fail so to do, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from Tenant as additional rent.

  (e)  Machinery.  Use or operate any machinery that, in Landlord's opinion, is
       ---------
harmful to the Demised Premises or building of which the Demised Premises is a part.

  (f)  Weights.  Place any weights in any portion of the Demised Premises beyond
       -------
the safe carrying capacity of the structure.

  (g)  Removal.  Remove, attempt to remove or manifest an intention to remove
       -------
Tenant's goods or property from or out of the Demised Premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent then due.

  (h)  Vacation.  Vacate or desert the Demised Premises during the Demised Term,
       ---------
or permit the same to be empty and unoccupied without the permission of Landlord.

  (i)  Recordation.  Record this Lease.  If Tenant violates this covenant,
       -----------
Tenant hereby irrevocably authorizes, empowers and designates Landlord as its lawful attorney for the purpose of having said Lease marked satisfied of record.

  11.  Landlord's Rights.  Tenant covenants and agrees that Landlord shall have
       -----------------
the right to do the following things and matters in and about the Demised
Premises:

  (a)  Inspection.  At all reasonable times by himself or his duly authorized
       ----------
agent to go upon and inspect the Demised Premises and every part thereof, and/or at his option to make repairs, alterations and additions to the Demised Premises or the building of which the Demised Premises is a part.

  (b)  Rules and Regulations.  At any time or times and from time to time to
       ---------------------
make such reasonable rules and regulations as in his judgement may from time to time be necessary for the safety, care and cleanliness of the Demised Premises, and for the preservation of good order herein. Such rules and regulations shall, when notice thereof is given to Tenant, form a part of this Lease.

  (c)  For Sale or Rent.  To display a "For Sale" sign at any time and also,
       ----------------
after notice from either party of intention to terminate this Lease, or at any time within three months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the Demised Premises as Landlord may elect and may contain such matter as Landlord shall require. Prospective purchasers or tenants authorized by Landlord may inspect the premises at reasonable hours at any time.

  (d)  Discontinuance of Facilities and Services.  The Landlord may discontinue
       -----------------------------------------
all facilities furnished and services rendered, or any of them by Landlord, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this Lease.

  12.  Responsibility of Tenant.  Landlord shall not in any event be
       ------------------------
responsible, and the Tenant hereby specifically assumes responsibility for any personal or bodily injury or death of any persons (including employees of Tenant and Landlord) and damage, destruction, or loss of use of any property, including the Demised Premises (except as specifically provided otherwise herein) occasioned by any event happening on or about the Demised Premises, hallways, entranceways, stairs or any other common areas (exterior or interior), elevators, hoists, streets, driveways, parking and loading areas, alleys, lawns, sidewalks and curbs adjacent thereto including those resulting from any work in connection with any alterations, changes, new construction or demolition, except if same results solely from the negligence of Landlord, its agents, servants, or employees. Tenant is subrogated to any rights of Landlord against any other parties in connection therewith. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, suits, damages, liability and costs (including counsel fees and expenses) arising out of or in any manner connected with any act or omission, negligent or otherwise of Tenant, third persons, or any of their agents, servants or employees which arise out of or are in any way connected with the erection, maintenance, use, operation, existence or occupation of the Demised Premises, hallways, entranceways, stairs or any other common areas (exterior or interior), elevators, hoists, streets, driveways, parking and loading areas, alleys, lawns, sidewalks and curbs adjacent thereto unless due solely to the negligence of Landlord, its agents, servants or employees.

  The Landlord shall promptly notify the Tenant of any claim asserted against the Landlord on account of any such injury or claimed injury to persons or property and shall promptly deliver to the Tenant the original or a true copy of any summons or other process, pleading or notice issued in any suit or other proceeding to assert or enforce any such claim. The Tenant shall have the right to defend any such suit with attorneys of its own selection and the Landlord shall have the right, if it sees fit, to participate in such defense.

  Tenant further shall defend, indemnify and hold harmless Landlord from claims, demands, suits, liability for damages for personal or bodily injury or death of any persons or damage or destruction of any property (including loss of use thereof) caused by or in any manner arising out of any breach, violation or nonperformance by Tenant of any covenant, term or provision of this Lease.

  13.  Damage to Demised Premises.
       --------------------------

  (a) In the event that the Demised Premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant or those employed by or acting for him, that, in Landlord's judgment, the same cannot be repaired or restored within one hundred eighty (180) days, this Lease shall absolutely cease and determine, and the rent shall abate as of the date of casualty for the balance of the term.

  (b) If the damage caused as above be only partial and such that the Demised Premises, in Landlord's judgment, can be restored within one hundred eighty
(180) days, the Landlord may, at its option, restore the same, excluding fixtures and improvements owned by Tenant, with reasonable promptness, reserving the right to enter upon the Demised Premises for that purpose. The Landlord also reserves the right to enter upon the Demised Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Demised Premises is a part, even though the effect of such entry be to render the Demised Premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the portion of the Demised Premises rendered untenantable and the duration of the Landlord's possession. If a dispute arises as to the amount of rent due under this clause, Tenant agrees to pay the full amount claimed by Landlord. Tenant shall, however, have the right to proceed by law to recover the excess payment, if any.

  (c) In the event that Landlord does not notify Tenant that in the Landlord's judgement, the damage cannot be repaired within 180 days, or in the event that Landlord fails to notify Tenant if Landlord exercises its election to repair the damage within 180 days, then Tenant shall have the right to give notice to Landlord, after the expiration of 30 days from the date of damage, that unless Landlord advises Tenant within 10 days after receipt of such notice that Landlord intends to complete the repair of the damage to the Demised Premises within 180 days from the date of the damage, it shall be deemed conclusive that Landlord has elected not to complete said repairs, and the Tenant may elect to terminate the Lease, commencing the 11th day after such notice, at any time prior to the receipt of notice from Landlord of its election to repair the damage to the Demised Premises.

(d) Notwithstanding the fact that Landlord may have given notice of election to repair the Demised Premises within said thirty (30) day period, if the mortgagee chooses to accelerate the mortgage due to damage by fire or other casualty to the Demised Premises or the building of which the Demised Premises is a part, Landlord shall have the right to rescind and/or cancel said election to repair and shall have the right to elect not to repair the damaged to the Demised Premises or the building of which the Demised Premises is a part, provided said notification of election not to repair is given to Tenant within thirty (30) days after date of the receipt of said notice of acceleration.

  (e) Landlord shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the Demised Premises, or the termination of this Lease by reason of the destruction of the Demised Premises.

  14.  Miscellaneous Agreements and Conditions.
       ---------------------------------------

  (a)  Non-Waiver by Landlord or Tenant.  The failure of the Landlord or Tenant
       --------------------------------
to insist
upon strict performance of any of the covenants or conditions to this Lease, or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants or conditions of this Lease or option, but the same shall be and remain in full force and effect.

  (b)  Accord and Satisfaction.  No payment by Tenant or receipt by Landlord of
       -----------------------
a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy herein.

  (c)  Jurisdiction and Law.  Tenant hereby subjects itself to the jurisdiction
       ---------------------
of the Court of Common Pleas of Delaware County, Pennsylvania. The laws of the Commonwealth of Pennsylvania shall be applicable to this lease and any interpretations thereof.

  (d) The Landlord has let the Demised Premises in its present condition and without any representations on the part of Landlord, his officers, employees, servants and/or agents.

  (e) In the event that it is determined at any time during the Demised Term of this Lease and any renewal period that the Tenant's proposed use of the Demised Premises as set forth in Paragraph 1 is not permissible under the local Zoning Ordinance or Regulations, then Tenant shall have the privilege of terminating this Lease on the last day of any month thereafter, provided that at least sixty
(60) days prior to the termination date notice is given to Landlord in writing and such privilege shall be Tenant's sole remedy against Landlord in such event.

  15.  Remedies of Landlord.  If the Tenant:
       --------------------

  (a) Does not pay within five (5) days after it is due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Tenant; or

  (b) Violates or fails to perform or otherwise breaks any non-monetary covenant or agreement herein contained which is not corrected in compliance within twenty (20) days after the notice; or

  (c) Vacates the Demised Premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Landlord in full for all rent and other charges then due; or

  (d)  Files or has filed against it (and if against not dismissed in thirty
(30) days) a petition under Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, whether under Chapter 7, 11 or 13 of the aforesaid Bankruptcy Code; or if there is the commencement of any action or proceeding under state or federal law for the dissolution or liquidation of the Tenant in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed in thirty (30) days) the Tenant or for the appointment of a receiver or trustee of all or substantially all of the property of the Tenant; or if there is the taking of possession of the property of the Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the Tenant; or if there is the making by the Tenant of an assignment for the benefit of creditors;

  Then and in any of said events, there shall be deemed to be a breach of this Lease, and thereupon Landlord shall have the following rights:

  (1) To accelerate the whole or any part of the Basic Rent and additional rent (sometimes collectively referred to herein as "Rent") and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the term of this Lease, and any Rent, other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, and/or any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance.

  (2) To enter the Demised Premises and without further demand or notice proceed to distrain and sell the goods and personal property there found, to levy the Rent and Tenant shall pay all costs and officers' commissions, including watchmen's wages and sums chargeable to Landlord, and further including the five percent (5%) chargeable by the Act of Assembly as commissions to the constable or other person making the levy, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, and any tender of rent without said costs, commissions and charges made, after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord. Tenant specifically waives any requirement of notice before distraint.

  (3) To re-enter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Demised Premises, together with all alterations, fixtures, signs and other installations of Tenant. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from

Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and Landlord's agent to collect the rents due and to become due under all subleases of the Demised Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

  (4) To terminate this Lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the greater of
(i) amount of the Rent reserved for the balance of the Demised Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of nine percent (9%) per annum to their then present worth, less the fair rental value of the Demised Premises for the remainder of said term, also discounted at the rate of nine percent (9%) per annum to its then present worth or (ii) three (3) months' rent, all of which amount shall be immediately due and payable from Tenant to Landlord as liquidated damages.

  (5) If Tenant shall default in the payment of the Rent reserved or in the payment of any other sums due hereunder by Tenant, Tenant hereby authorizes and empowers any Prothonotary or attorney of any court of record to appear for Tenant in any and all actions which may be brought for said Rent and/or said other sums and to confess judgement against Tenant for all or any part of said Rent and/or said other sums, including but not limited to the amounts due from Tenant to Landlord under subsections (1), (2), (3) and/or (4) of this section; and for interest and costs, together with an attorney's commission for collection of ten percent (10%). The right to institute an action pursuant to Pennsylvania Rules of Civil Procedure and the authority to confess judgement granted herein shall not be exhausted by one or more exercises thereof, so long as each exercise refers or relates to separate sums, and successive complaints may be filed and successive judgements may be entered from time to time for separate sums as aforedescribed, as or after they become due, as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this Lease.

  (6) When this Lease and the term or any extension or renewal thereof shall have been terminated on account of any default by Tenant hereunder, and also when the term hereby created or any extension or renewal thereof shall have expired, it shall be lawful for any attorney of any court of record to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant, and to sign an agreement for entering in any competent court a confession of judgement in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgement for the recovery by Landlord of possession of the Demised Premises, for which this Lease shall be his sufficient warrant; thereupon, if Landlord so desires, an appropriate writ of possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that if for any reason after such action shall have been commenced it shall be terminated and possession of the Demised Premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon the termination of this Lease or Tenant's right of possession as hereinbefore set forth, to bring one or more further confession of judgement actions as hereinbefore set forth to recover possession of the Demised Premises.

  (7) In any confession of judgement of ejectment and/or for rent and/or other sums brought hereon, Landlord shall first cause to be filed in such action an affidavit made by Landlord or someone acting for Landlord, setting forth the facts necessary to authorize the entry of judgement of which facts such affidavit shall be prima facie evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) shall be filed in such suit, action or actions, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

  16.  Right of Injunctive Relief.  In the event of a breach or threatened
       --------------------------
breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.

  17.  Rights Not Exclusive.  No right or remedy herein conferred upon or
       --------------------
reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

  18.  Waivers by Tenant.  Tenant expressly waives:
       -----------------

  (a) The benefit of all laws, now or hereafter in force, exempting any goods on the Demised Premises or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease.

  (b) The right to ten (10) days and/or fifteen (15) or thirty (30) days' notice required under certain circumstances by The Landlord and Tenant Act of 1951, as amended in 1995, Tenant hereby agreeing that seven (7) days' notice shall be sufficient in either or any such case.

  19.  Calculations of Amounts Due.  For the purpose of calculating the
       ---------------------------
accelerated Rent payable under paragraph (1) of Paragraph 15 (d) of this Article and the "Rent reserved for the balance of the term" of this Lease for the purposes of Paragraph (4) of Paragraph 15 (d) of this Article, the amount payable as Tenant's share of real estate taxes, Tenant's share of the cost of insurance on the Demised Premises and Tenant's share of common area maintenance expenses and any other charges for which Tenant is responsible hereunder for the balance of the term hereof shall be equal to the sum of the highest amount paid or payable by Tenant in any calendar year for each of the foregoing items multiplied by the number of calendar years (including any fractional calendar year) remaining in the term of this Lease.

  20.  Right of Assignee of Landlord.  The right to pursue the remedies herein
       -----------------------------
provided against Tenant and to enforce all of the other provisions of this Lease may, at the option of any assignee of this Lease, be exercised by any assignee of the Landlord's right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

  21.  Remedies Cumulative.  All of the remedies hereinbefore given to Landlord
       -------------------
and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Demised Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent or sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination; nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

  22.  Condemnation.  If at any time during the Demised Term or any renewal or
       ------------
extension thereof the Demised Premises, or any portion thereof, be lawfully condemned or conveyed in lieu of condemnation, the Landlord shall be entitled to, and shall receive the award or payment therefor, and the Tenant shall assign, and does hereby assign and transfer to the Landlord such award or payment as may be made therefor. Tenant, however, shall be entitled to make a claim for damages payable specifically and solely to a business Tenant under the terms of the Eminent Domain Code of Pennsylvania, Act of June 22, 1964, P.L. 84, as now or hereafter amended, provided that any award to Tenant shall not in any way diminish the Landlord's award. This Lease shall, as to the part so taken terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of the leased space taken or condemned. In the event, however, that more than thirty percent (30%) of the Demised Premises (exclusive of Common Areas) is taken, Tenant shall have the option of terminating this Lease upon thirty (30) days prior written notice to Landlord.

  23.  Execution of Estoppel Certificate.  At any time, and from time to time,
       ---------------------------------
upon the written request of Landlord or any first mortgagee, Tenant within twenty (20) days of the date of such written request agrees to execute and deliver to Landlord and/or such first mortgagee, without charge and in a form satisfactory to Landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration date of the term of this Lease and the minimum annual rental rate payable during the lease term; (c) certifying that Tenant is in occupancy of the Demised Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid and, if requested by Landlord and/or Mortgagee, agreeing that Tenant shall not pay rent to Landlord more than thirty days in advance; (g) reciting the amount of security deposited with Landlord, if any; (h) certifying that Tenant has no option or right of first refusal to purchase the Demised Premises or option to extend the term of the Lease (unless specifically set forth to the contrary in the Lease);
(i) if requested by Landlord and/or Mortgagee, agreeing that the Lease will not be modified without the prior written consent of the Mortgagee; (j) certifying that tenant will not generate, store, handle or otherwise deal with any amount of any hazardous substances or hazardous waste (as defined in federal, state and local law) in or about the Demised Premises, in excess of those levels or quantities specified for regulatory purposes; (k) agreeing, if requested by Mortgagee, that Tenant will give Mortgagee such notice of any default by Landlord and reasonable opportunity to cure such default, not in excess of thirty (30) days, unless the default cannot be cured within said time, before exercising Tenant's remedies under the Lease; and (l) any other information which Landlord or the mortgagee shall require.

  24.  Failure to Execute Estoppel Certificate.  The failure of Tenant to
       ---------------------------------------
execute, acknowledge and deliver to Landlord and/or any first mortgagee a statement in accordance with the provisions of Paragraph 23 above within the said twenty (20) day period shall constitute acknowledgement by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Demised Premises that this Lease has not been assigned, amended, changed, or modified, is in full force and effect and that the Basic Rent and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord at its option, may treat such failure as a deliberate event of default.

  25.  Subordination and Attornment.  Tenant agrees:
       ----------------------------

  (a) that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any first mortgage ("First Mortgage"); and

  (b) That if the holder of any such First Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such mortgagee or purchaser, as the case may be as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and

  (c) That the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such First Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any First Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such First Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such First Mortgagee. Should Landlord or any First Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the First Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

  26.  Failure to Execute Instruments and Documents.  In the event Tenant fails
       --------------------------------------------
to execute and deliver the instruments and documents as provided for in Paragraphs 23 and 26 within twenty (20) days after request in writing by Landlord or such First Mortgagee or purchaser, as the case may be, Tenant does hereby make, constitute and appoint Landlord or such First Mortgagee or purchaser, as the case may be, as Tenant's attorney-in-fact and in its name, place and stead to do so, or Landlord may treat such failure as a deliberate event of default. The aforesaid power of attorney is given as coupled with an interest and is irrevocable.

  27.  Quiet Enjoyment; Eviction by Foreclosure.  Tenant, on paying the rent
       ----------------------------------------
reserved, and performing all the covenants and conditions hereof, shall at all times during the Demised Term, peaceably and quietly have, hold and enjoy the Demised Premises; provided, however, eviction of the Tenant by reason of the foreclosure of any First Mortgage now or hereafter on the Demised Premises shall not be construed as a breach of this covenant, nor shall any action by reason thereof be brought against the Landlord; and provided further, that no eviction of the Tenant for any reason whatsoever, after the Landlord shall have conveyed the fee of the Demised Premises shall be construed as a breach of this covenant, and no action therefor shall be brought against the Landlord.

  28.  Termination of Lease.  It is hereby mutually agreed that either party
       ---------------------
hereto may terminate this Lease at the end of the Demised Term by giving to the other party written notice thereof at least 180 days prior thereto, but in default of such notice, this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the Demised Term hereof as are herein contained except for Basic Rent which shall be adjusted to reflect the then current market rates for space comparable to the Demised Premises as determined by Landlord based upon other of Landlord's rental properties, for a further period of one year and so on from year to year unless or until termination by either party hereto, giving the other 180 days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this Lease be continued for a further period under the terms herein-above mentioned, any allowances given Tenant on the Basic Rent during the original term shall not extend beyond such original term. In the event that Tenant shall give notice, as stipulated in this Lease, of intention to vacate the Demised Premises at the end of the Demised Term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Landlord shall have the option either:

  (a) To disregard the notice so given as having no effect, in which case all the terms and conditions of this Lease shall continue thereafter, as set forth above, with full force precisely as if such notice has not been given, or

  (b) Landlord may, at any time within thirty days after the Demised Term or any renewal or extension thereof, as aforesaid, give the said Tenant ten days' written notice of his intention to terminate the said Lease; whereupon the Tenant expressly agrees to vacate said premises at the expiration of the said ten day period.

  All powers granted to Landlord by this lease may be exercised and all obligations imposed upon Tenant by this Lease shall be performed by Tenant as well during any extension of the Demised Term of this Lease as during the Demised Term itself.

  29.  Notices.  All notices required shall be in writing given by certified
       -------
mail, return receipt requested or by a recognized overnight delivery service:

TO LANDLORD:    AMBASSADOR II JOINT VENTURE
                112 Chesley Drive, Suite 200
                Media, PA 19063-1762

                Attention:  Marketing Department

TO TENANT:      ION LASER TECHNOLOGY, INC.
                Ambassador Two Building, Bay 204
                Airport Business Center
                Lester, PA 19113

                Attn:  Richard V. Trefz, President

Such address may be changed from time to time by either party by serving notices as above provided.

  30.  Mechanic's Liens.
       ----------------

  (a)  Mechanic's Liens Prohibited.  Tenant shall not suffer any mechanic's lien
       ---------------------------
to be filed against the Demised Premises by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding the Demised Premises, or any part hereof, through or under Tenant. If any mechanic's lien or any notice of intention to file a mechanic's lien shall at any time be filed against the Demised Premises Tenant shall at Tenant's cost, within fourteen (14) days after knowledge or notice of the filing of any mechanic's lien cause the same to be removed or discharged of record by payment, bond, order of a court of competent jurisdiction, or otherwise.

  (b)  Landlord's Remedy for Tenant's Breach.  If Tenant shall fail to remove or
       -------------------------------------
discharge any mechanic's lien or any notice of intention to file a mechanic's lien within the prescribed time, then in addition to any other right or remedy of Landlord, Landlord may, at its option, procure the removal or discharge of the same by payment or bond or otherwise. Any amount paid by Landlord for such purpose,

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

together with all legal and other expenses of Landlord in procuring the removal or discharge or such lien or notice of intention and together with interest thereon at the highest permissible rate shall be and become due and payable by Tenant to Landlord as additional rent, and in the event of Tenant's failure to pay therefor within fifteen (15) days after demand, the same shall be added to and be due and payable with the next month's rent.

  (c)  Non-Consent of Landlord to Filing of Liens.  Nothing contained in this
       ------------------------------------------
Lease shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Demised Premises to any lien or liability arising out of Tenant's use or occupancy of the premises.

  31.  Lease Contains All Agreements.  It is expressly understood and agreed by
       -----------------------------
and between the parties hereto that this Lease sets forth all the promises, agreements, and conditions or understandings between Landlord or his Agent and Tenant relative to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

  32.  Heirs and Assignees.  All rights and liabilities herein given to, or
       -------------------
imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" or "its" wherever stated herein, shall be deemed to refer to the "Landlord" or "Tenant" whether such Landlord or Tenant be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

  33.  Security Deposit.  Tenant has deposited with Landlord at the signing of
       ----------------
this Lease, the sum of Nine Thousand Three Hundred Thirty-One and 98/100 Dollars ($9,331.98) representing three (3) months' security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant shall not be entitled to interest on any such security deposit. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including but not limited to the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency accrued before or after summary proceedings or other re-entry by the Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised

Premises to the Landlord.

  In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord.

  Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such agreement, encumbrance, attempted assignment or attempted encumbrance.

  34.  Headings No Part of Lease.  Any headings preceding the text of the
       -------------------------
several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

  35.  Multitenanted Occupancy.  In the event Tenant is leasing a portion of a
       -----------------------
multitenant building with or without common areas, then Tenant shall be liable for payment of any taxes, charges, premiums, rates, or assessments payable under the terms of this Lease including, but not limited to those set forth in Sections 7(b), (c), and (e) herein for the Demised Premises and common areas, pro-rated based upon the ratio which the total number of leasable square feet of floor space in the Demised Premises bears to the total number of square feet of leasable floor space in the entire building as set forth below.

  Tenant's Pro Rata Share: 6.66% (determined by dividing the area of the Demised Premises [4,666 rentable square feet] by the area of the building of which the Demised Premises is a part [ 70,000 square feet]).

  36.  Late Payment.  In the event that any payment of Basic Rent or additional
       ------------
rent or any other charge required to be paid by Tenant under the provisions of this Lease, shall not be paid within five (5) days of the due date, Tenant shall pay to Landlord a late charge of five (5%) percent of such past due payment; and such late charge shall be deemed "rent" for all purposes under this Lease.

  37.  Severability.  If a provision of this Lease Agreement is held invalid, it
       ------------
is hereby agreed that all valid provisions that are severable from the invalid provision remain in effect. If a provision in this Lease Agreement is held invalid in one or more of its applications, the provision remains in effect in all valid applications.

  38.  Landlord's Liability.  Anything to the contrary herein notwithstanding,
       --------------------
Landlord's liability for any damages or assessments hereunder shall be limited solely to Landlord's interest in the Demised Premises or land and building of which the Demised Premises is part, as the case may be. It is further covenanted and agreed by the parties hereto that in no case shall the Landlord be liable for any consequential damages.

  39.  Signage.   Tenant shall have the right to place neat, professionally
       --------
executed signs at the front entrance and/or loading areas as shall adequately advertise Tenant's occupancy of the Premises and direct visitors, guests and the like to Tenant's Premises provided that they comply with any and all laws and ordinances applicable thereto. Tenant shall not place any sign on any part of the Building without the written consent of Landlord, which consent Landlord shall not unreasonably withhold.

  40.  Landlord's Environmental Clause.
       -------------------------------

  (a) Tenant shall not (either with or without negligence ) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

  (b) Tenant shall conduct all of its operations at the Premises in compliance with all federal, state and local statutes (including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.
Section 9601 et. seq, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (October 17, 1986) ("CERCLA");
the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. ("RCRA"); the Pennsylvania Solid Waste Management Act, 35 Pa.C.S. Section 6018.101 et. seq.; the Pennsylvania Clean Streams Law, 35 Pa.C.S. Section 691.1 et. seq.; and the Pennsylvania Hazardous Sites Cleanup Act, Act 108 of 1988, 35 Pa.C.S. Section 6020.101 et. seq. ("Pennsylvania Superfund"), the Clean Air Act, 42 U.S.C. Section 7401 et. seq., as amended by the Clean Air Act Amendments of 1990, the Clean Water Act, 33 U.S.C. Section 1251 et. seq., and all applicable federal, state and local statutes related to the environment now or hereafter enacted and any additions and amendments thereto and regulations enacted thereunder, ordinances, regulations, orders and requirements of common law, regarding, but not limited to, (i) discharges to the air, soil, surface or groundwater; and (ii) handling, utilizing, storage, treatment or disposal of any hazardous substances or toxic substances as defined therein ("Environmental Statutes"). Tenant shall obtain all permits, licenses or approvals and shall make all notifications and registrations required by Environmental Statutes and shall submit to Landlord, upon request, for inspecting and copying all documents, permits, licenses, approvals, manifests and records required to be submitted and/or maintained by the provisions of the Environmental Statutes.
Tenant shall also provide promptly to Lessor copies of any correspondence, notice of violation, summons, order, complaint or other document received by Tenant pertaining to compliance with Environmental Statutes.

  (c) Tenant shall not install at the Premises any temporary or permanent tanks for the storage of any liquid or gas above or below ground except as in compliance with the other provisions of this section and after obtaining written permission to do so from Landlord.

  (d) If, because of the manner in which Tenant operates its business, the Landlord, Landlord's mortgage lender or a governmental agency shall require testing by an environmental testing entity of its choice, to ascertain whether there has been a release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees, in or around the Demised Premises, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord as Additional Rent. Tenant shall execute affidavits or representations, at Landlord's request, stating that, to the best of Tenant's knowledge and belief, since the time that Tenant took possession of the Demised Premises, there have been no and there presently are no Hazardous Materials present in the Demised Premises.

  (e) Tenant hereby agrees to indemnify Landlord and to hold Landlord harmless of, from and against any and all expense, loss, cost, fines, penalties, loss of value or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this section.

  (f) The provisions of this section shall survive the termination of Tenant's tenancy or of this Lease.

  41.  Relocation.  At Landlord's option, Landlord may relocate the Demised
       -----------
Premises by substituting comparable space with comparable work in the building or in the same business park in a similar building. In such case, Landlord will pay the moving costs involved and the construction costs for comparable work in the substitute space, including Tenant improvements. Landlord shall give Tenant at least thirty (30) days notice of such relocation.


  42. Early Occupancy.  If the Demised Premises are ready for occupancy prior to
      ---------------
the commencement date, Tenant may occupy the Demised Premises under the following terms and conditions:

  a. Rent shall be due and payable for the period prior to the commencement date at the monthly rental for the Lease prorated for the number of days of occupancy prior to the commencement date of the lease as defined in paragraph 2, Term; and
  b.  Said rent shall be paid prior to occupancy; and
  c. All terms and provisions of the new lease shall be applicable to tenant's occupancy during the period prior to commencement date specified in the new lease; and
  d.  Landlord shall be in receipt of a signed lease document.

  43. Early Termination.  Tenant shall have the right to terminate this lease
      ------------------
after the end of the thrid year Lease Term upon giving Landlord at least one hundred twenty (120) days' prior written notice, with termination to take place at the end of such notice period. At the time of giving such notice, Tenant shall pay Landlord $34,022.90, the aggregate of which is the agreed liquidated damages for Early Termination of this Lease.


  44.  Time is of the Essence.  Time is of the essence in performing the
       -----------------------
covenants contained herein.

  IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, intending to be legally bound hereby.

SEALED AND DELIVERED IN
  THE PRESENCE OF:


                                    LANDLORD:

                                    AMBASSADOR II JOINT VENTURE


WITNESS:                            BY:  /s/ David C. Henderson
          ______________________         ___________________________
                                         David C. Henderson, Partner


                                    TENANT:


                                    ION LASER TECHNOLOGY, INC.



ATTEST: /s/ Brian Delaney           BY:  /s/ Richard V. Trefz
        ________________________         ___________________________
        Brian Delaney,                   Richard V. Trefz, President
         Acting Secretary

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